THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ( the "SECURITIES ACT"). THE SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON ( OTHER THAN DISTRIBUTOR ), UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE. THE AVAILABILITY OF ANY SUCH EXEMPTION MUST BE ESTABLISHED TO THE SATISFACTION OF THE CLIENT.

                                    OFFSHORE
                CONSULTING AND SECURITIES SUBSCRIPTION AGREEMENT

     This Consulting and Offshore Securities Subscription Agreement ( this "Agreement") is executed in reliance upon the exemption from registration afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended ("Securities Act")

     This Agreement has been executed with an effective date of the 2nd day of December 1996 by the undersigned in connection with the parties herein and their desires to enter into a offshore Consulting and Client agreement as set out hereafter.

                        BRIA COMMUNICATIONS CORPORATION
                              147 17 NUPORT AVENUE
                               NEPONSIT, NY 11964

a corporation organized under the laws of the State of New Jersey, United States of America (hereinafter referred to as the "Client")

The undersigned:  Lexington Sales Corporation Ltd.
                  Kissack Court #29
                  Parliament Square
                  Ramsey, Isle of Man

a corporation organized under the laws of the Isle of Man, (hereinafter referred to as the "Consultant"), which hereby represents and warrants to, and agrees with Client as follows:

     WHEREAS, Consultant is familiar with business conditions and contacts in the Clients Industry in China, England and Europe.

     WHEREAS,  Consultant  desires to enter into this written  agreement for one
(1) year to serve as a Consultant to Client for the purpose of introducing Client to persons and entities for potential acquisitions, Joint Ventures, Partnerships, or other business alliances in China, England and Europe.

1.   Agreement to Compensation & Subscribe.

     Client shall compensate Consultant in the following manner.

     a. Client shall compensate Consultant Three Hundred Thirty Three Thousand Three Hundred Thirty Four (333,334) shares of Clients Common Stock, Pursuant to Regulation S of the Securities Act of 1933. Payment of the shares shall be made immediately with the formal of this agreement for services previously performed.

     b. All shares of stock that are issued to Consultant under this Agreement shall, when issued, be validly issued, fully paid and nonassessable.

     Consultant may terminate this Agreement if the following occurs:

     c.   Payments due under this Agreement are not timely made.

     d. Consultant makes a bona fide decision to terminate its business and liquidate its assets.

     e.   An  unanticipated  material  change in either  the  market,  Client or
          Consultant   makes   continued   performance   under  this   Agreement
          unreasonable.

     f.   Breach of any provision of this Agreement.

     g. Notwithstanding the termination of this Agreement, Consultant shall be entitled to receipt of all compensation owed pursuant to Sections 1(a) up to the time of termination of this Agreement.

     Client may terminate this Agreement under the following conditions:

     h. Consultant fail to follow Client's reasonable instructions. Client must advise Consultant that his actions or in actions are unacceptable and give Consultant thirty (30) days for which to comply. If Consultant fails to comply within thirty (30) days, Consultant may be terminated hereunder by Client's service of notice of termination to Consultant.

     i. If, in the judgment of the Board of Directors of Client, Consultant's actions of conduct would make it unreasonable to require Client to retain Consultant. Such acts include, and are in the nature of, dishonesty, illegal activities, activities harmful to the reputation of the Client, and activities which create civil or criminal liability for the Client.

     j. Notwithstanding the termination of this Agreement, Consultant shall be entitled to receipt of all compensation owed pursuant to Sections 1(a) up to the time of termination of this Agreement.

2. CONSULTANT Representations: In order to induce CLIENT to accept this Subscription, CONSULTANT represents and warrants to and covenants with CLIENT as follows:

     a.   Offshore Transaction.

          (i) CONSULTANT is not a U.S. person* as defined in Rule 902(o) of Regulation S;

          (ii) At the time the securities were subscribed for, paid for and received, CONSULTANT was outside the United States* and is outside the United States as of the date of the execution and delivery of this Agreement;

          (iii)CONSULTANT is purchasing the securities for its own account ( and/or for the account of other non-U.S. persons who are outside the United States ) and not on behalf of any U.S. person and CONSULTANT represents and warrants that this purchase has not been pre-arranged with a purchaser in the United States;

          (iv) To the best knowledge of CONSULTANT, each distributor participating in the offering of the securities, if any, has agreed in writing that all offers and sales of the securities prior to the expiration of a period commencing as described in Rule 902(m) of Regulation S ( the "Restricted Period") shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to registration of the securities under the Securities Act of Pursuant to an exemption from registration thereunder.

          (v) CONSULTANT represents and warrants and hereby agrees that all offers and sales of the securities by CONSULTANT in the United States or to U.S. persons, or otherwise, whether prior to the expiration or after the expiration of the Restricted Period shall only be pursuant to registration of exemption from registration thereunder.

          (vi) All offering documents received by CONSULTANT state that the securities have not been registered under the Securities Act and may not be offered of sold in the United States or to U.S. Persons ( other than distributors as defined in Regulation S) during the Restricted Period unless the securities are registered under the Securities Act of an exemption from the registration requirements of the Securities Act is available.

          (vii)CONSULTANT understands that the purchase of the securities involves a high degree of risk and represents that it can bear the economic risk of the purchase of the securities, including the total loss of its investment.

          (viii) CONSULTANT understands that the securities are being offered and issued to it in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the CLIENT is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of CONSULTANT set forth herein in order to determine the applicability of such exemptions and the suitability of CONSULTANT to acquire the securities.

          (ix) CONSULTANT is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of purchasing the securities, and to make an informed decision relating thereto.

          (x) In evaluating its investment, CONSULTANT has consulted its own investment and/or legal and/or tax advisors.

          (xi) CONSULTANT  understands  that the  exemption  claimed  under this offer and sale would not be present if the purchase of securities, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act and CONSULTANT confirms that its purchase is not part of any such plan or scheme.

          (xii)CONSULTANT is acquiring the securities for investment purpose and has no present intention to sell the securities in the United States to a U.S. person or for the account or benefit of a "distribution" as such term is defined by the federal securities laws of the United States.

          (xiii) CONSULTANT is not an "underwriter" of, or "dealer" in, the securities ( as those terms are defined in Section 2 of the Securities Act) and CONSULTANT understands that the securities cannot be sold in the United States as part of a "distribution" as such term is defined by the federal securities laws of the United States.

          (xiv)CONSULTANT is not a "distributor" as defined in Rule 902(c) of Regulation S and is not purchasing the securities with the present intent of "distributing" the securities in the United States or to a U.S. person, either on behalf of CLIENT, a "distributor", or any of their affiliates. However, if CONSULTANT should be deemed a distributor, prior to reselling the securities during the Restricted Period, the CONSULTANT will notify the new purchaser that such new purchaser is subject to the restrictions of Regulation S during the Restricted Period.

          (xv) If CONSULTANT is purchasing the securities subscribed for hereby in a representative or fiduciary capacity the representations and warranties in this Agreement shall be deemed to have been made on behalf of the person or persons for whom CONSULTANT is so purchasing.

          (xvi)CONSULTANT, and any person for whom CONSULTANT is representing or acting on behalf of in purchasing the securities, is not an officer, director, or "affiliate" (as defined in Rule 405 promulgated under the Securities Act) of the CLIENT.

          (xvii) If at any time after the expiration of the Restricted Period the CONSULTANT wishes to transfer or attempt to transfer the securities to a U.S. person, then CONSULTANT agrees to notify the CLIENT, if at such time CONSULTANT is either an "underwriter," "dealer," "distributor," or if such transfer is being made as part of a plan or scheme to evade the registration requirements of the Securities Act.

          (xviii) Neither the CONSULTANT nor any affiliate of CONSULTANT has a short position in the common stock of the CLIENT, nor will have a short position in the common stock of CLIENT at any time prior to the expiration of the Restricted Period.

     CONSULTANT represents to CLIENT that the foregoing representations, warranties, agreements and covenants are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance by the CLIENT of CONSULTANT's subscription, and shall survive thereafter. If at any time CONSULTANT knows, should reasonably know or has reason to believe, that any such representations and warranties were not true and accurate when made, CONSULTANT shall provide written notice of such fact to the CLIENT specifying which representation and warranties are not true and accurate and the reasons therefore.

     CONSULTANT agrees to fully indemnify, defend and hold harmless CLIENT, its officers, directors, employees, agents and attorneys from and against any and all losses, claims, damages, liabilities and expenses, including reasonable attorney's fees and expenses, which may result from a breach of CONSULTANT's representations, warranties and agreements contained herein.

     b. Current Public Information. CONSULTANT acknowledges that CONSULTANT has been furnished with or has acquired copies of the CLIENT's most recent Form 10-KSB and Form 10- QSB filed with the SEC, and all Current Reports on Form 8-K filed thereafter, if any, ( collectively, the "SEC Filings").

     c. Independent Investigation; Access. CONSULTANT acknowledges that CONSULTANT, in making the decision to purchase the securities:

     (i) has relied upon the information contained in the SEC Filings, and this Offshore Subscription Agreement, and has not relied on upon any other representations, oral or written.

     (ii) CONSULTANT and its representatives have had the opportunity to conduct independent investigations and have been given reasonable access and opportunity to examine the books and records of CLIENT, including all material contracts and documents relating to the CLIENT and this offering.

     (iii) CONSULTANT and its representatives have had a reasonable opportunity to ask questions of, and to receive answers in writing from CLIENT or any officer of CLIENT acting on its behalf concerning this offering.

     d. No Government Recommendation or Approval. CONSULTANT understands that no federal or state agency has passed on or made any finding or. determination relating to the fairness for public investment in the securities, nor has any such agency passed or made, or will pass on or make, any recommendation or endorsement of the securities.

     e. Entity Purchases. If CONSULTANT is a partnership, corporation or trust, then the individual executing this Agreement on its behalf of the CONSULTANT represents and warrants that:

     (i) He or she has made due inquiry to determine the truthfulness of the representations, warranties, agreements, covenants and acknowledgments made pursuant to this Agreement.

     (ii) He or she is duly authorized to make this investment and to enter into and execute this Agreement on behalf of such entity.

3.   CLIENT Representations.

     a. Reporting Company Status. CLIENT is a "reporting CLIENT" as that term is defined in Rule 902(o) of Regulation S.

     b. Offshore Transaction.

          (i) CLIENT will not offer the securities to any person in the United States and not a U.S. person or for the account or benefit of any U.S. person.

          (ii) At the time the buy orders for the securities were originated, the CLIENT reasonably believed that the CONSULTANT was outside the United States and was not a U.S. person.

          (iii)The CLIENT has no reason to believe that the purchase of the securities has been pre-arranged with a purchaser in the United States.

     c. No Directed Selling Efforts. In regard to this transaction, CLIENT has not conducted any "directed selling efforts" as that term is defined in Rule 902(b) of Regulation S nor has CLIENT conducted any general solicitation relating to the offer and sale of the securities to persons residing in the United States or elsewhere.

4. Restricted Period; Legend. The transaction restriction in connection with the offshore offer and sale restrict CONSULTANT from offering or selling the securities in the United States, commencing upon completion of this offering. Rules 903(c)(2) and 902(m) govern the forty (40) day Restricted Period. In the event that multiple subscriptions are accepted by the CLIENT, the forty (40) day Restricted Period shall begin only after the closing with respect to the final subscription accepted by CLIENT. CONSULTANT understands that the CLIENT will instruct its transfer agent to place a stop transfer order with respect to the certificates representing the securities and that such certificates will bear a legend in substantially the following form:

          The shares represented by this certificate have been issued pursuant to Regulation S promulgated under the Securities Act of 1933, as amended ("Act"), and have not been registered under the Act. These shares may not be offered or sold within the United States or to, or for the account of, a "U.S. person" (as that term is defined in Regulation S) until after January 10th, 1997 [the 40th day following completion of the, offering]. Prior to the transfer of any shares represented by this certificate, and prior to the removal of the legend on this certificate, the holder of such shares shall be required to deliver an opinion of the holder's legal counsel to Bria Communications Corporation, its legal counsel and its transfer agent (which opinion must be in form and substance satisfactory to Bria Communications Corporation) stating that the transfer may be accomplished without registration under the Securities Act and all applicable state securities laws. Stop transfer instructions will also be placed on the books of Bria Communications Corporation and its transfer agent to effectuate the forgoing restrictions.

5. Exemption; Reliance on Representations. CONSULTANT understands that the securities have not been registered under the 1933 Act and that CLIENT is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S and the representations, warranties and agreements of CONSULTANT made herein.

6. Transfer Agent Instructions. CLIENT's Transfer Agent will be instructed to issue one or more share certificates representing the securities with the restrictive legend set forth in Section 4 in the name of the CONSULTANT and will be advised that the securities have been issued pursuant to Regulation S. CLIENT warrants that no stop transfer instructions, other than the instructions in
Section 4 and the legend set forth therein, have been or will be given to the transfer agent.

7. Governing Law. CONSULTANT and CLIENT:

          (i) agree that notwithstanding that this agreement was executed by CONSULTANT outside the United States, any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted in the United Stated District Court for the District of New York or the Third Judicial District in and for New York County, New York, U.S.A.;

          (ii) waive any objection that they may now or hereafter have to the venue or any such suit, action or proceeding;

          (iii) irrevocably consent to the jurisdiction of the United States District Court for the District of New York or the Third Judicial District in and for New York County, New York, U.S.A., in any such suit, action or proceeding;

          (iv) agree to accept and acknowledge service of any and all process served in any suit, action or proceeding in the United States District Court for the District of New York or the Third Judicial District in and for New York County, New York, U.S.A., and also agree that service of process upon them mailed by certified or registered mail to the person and place specified in Section 9, shall be deemed, in every respect, effective service of process upon them in any such suit, action or proceeding; and

          (v) agree that this Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

8. Entire Agreement. This Agreement constitutes the entire agreement between CONSULTANT and CLIENT with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warrants, agreement and understandings in connection herewith. This Agreement may be amended only by a writing executed by CONSULTANT and CLIENT.

9. Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, or if mailed, by certified or registered mail, return receipt requested, postage prepaid, on the earlier of receipt or seven days after the date on which such notice or communication is so mailed to CLIENT or CONSULTANT at:

         If to CLIENT:
         Bria Communications Corporation
         147 17 Nuport Avenue
         Neponsit, New York  11964

         If to CONSULTANT:
         Lexington Sales Corporation Limited
         Kissack Court #29
         Parliament Square
         Ramsey, Isle of Man                                  .

         IN WITNESS WHEREOF, this Agreement was duly executed as follows:

Accepted this 9th day of January,1997.


By: /s/James William Grassick
-----------------------------
James William Grassick, Official Signatory of CONSULTANT


Accepted this 9th day of the month of January, 1997.

Bria Communications Corporation

By:/s/ Richard Lifschutz
------------------------
President: Richard  Lifschutz